9/25/2013 KeyBanc 2013 DFW E&P Bus Tour Exhibit 99.1 EXCO Resources, Inc.

2 September Investor Presentation Management Participants Doug Miller Chairman and CEO Hal Hickey President & COO Mark Mulhern CFO & EVP

EXCO Resources, Inc.

EXCO/HGI Production Partners

TGGT Holdings, LLC

September Investor Presentation
Haynesville Shale: Operate ~400
horizontal wells
Eagle Ford Shale: Operate ~120
horizontal wells; developing within
partnership with KKR
Marcellus Shale: Operate ~110
horizontal wells
~650 employees
Conventional asset MLP structure
with Harbinger Group
25% equity ownership in LP and
50% interest in GP
1 rig operating in West Texas
EXCO operates ~150 Mmcfe/d
gross production
~110 employees
50% equity interest in midstream
gathering system in the core of the
Haynesville Shale
Currently flowing ~1.3 Bcf/d
~115 employees
EXCO Resources, Inc. Company Overview
Premier shale gas producer well positioned for future value creation
Renewed focus on opportunistic acquisition activity
–
Current acquisition economics remain cheaper to buy than to drill today

September Investor Presentation
Introduction
Solid year to date 2013 financial results
–
Resulting from discipline around capital deployment and cost management
Established foundation for additional future growth through Eagle
Ford and Haynesville acquisitions
Concentration of producing properties acquired will increase cash flow
Partnerships with KKR, Harbinger and BG bolster our financial reach
Eagle Ford transaction allows EXCO to extend its proven operational expertise

September Investor Presentation
Strategic Focus
Grow EBITDA/Cash Flow of the company through successful
execution of recent acquisitions and evaluation of additional drilling partnerships to minimize CAPEX and add production/revenue
Helps mitigate growth risks
Acquire bankable producing properties after 1
st
year declines
Finance those acquisitions via net cash flows plus secured
(borrowing base) financing
Translate EBITDA growth into share price appreciation

September Investor Presentation
Approximately 60% of purchase price allocated to proved developed wellbores
Significant cash flow from producing assets; trailing 12 month EBITDA of approximately $165 million
Substantial proved assets provide cash flow for future development
Recent Acquisition Strategic Rationale
Eagle Ford:  Farmout acreage
Eagle Ford:  Potential to exploit additional horizons across play (Buda & Austin Chalk)
Eagle Ford:  Operational efficiencies to be gained by shifting to manufacturing development
Haynesville:  Bossier formation in DeSoto  Parish; operational efficiencies from existing EXCO infrastructure
Entry into Eagle Ford DIVERSIFIES asset base
Adds oil exposure with solid economic returns in the oil core area
120 producing wells reduces delineation risk
Extensive inventory of identified drilling locations
Significant PDP
Cash Flow
Eagle Ford
Acquisition
Upside Potential
Haynesville
Acquisition
FORTIFIES LEADING POSITION in the core DeSoto Parish Haynesville area and adds locations
Leverages our extensive experience and cost focused development program
Core area of EXCO’s operations; perfect bolt-on acquisition
Increases inventory of locations in key focus area

7 September Investor Presentation Financial Topics Eagle Ford KKR Development Structure 2013 EBITDA and CAPEX Update Liquidity Review

September Investor Presentation
Eagle Ford KKR Development Structure
EXCO purchased 100% of the PDP assets in the Eagle Ford
The undeveloped Eagle Ford locations are drilled and developed under a development agreement with entities advised by Kohlberg Kravis Roberts & Co. L.P. (“KKR”), including KKR Financial Holdings LLC (NYSE:
KFN)
KKR funded approximately $131 million of the initial land purchase price (represents 50%)
Joint development program on undeveloped assets, which EXCO assigns to KKR 50% of EXCO’s working interest in undeveloped acreage, results in KKR funding 75% of the capital and EXCO funding 25%
Development plan is to drill approximately 300 wells over the next five years; ~30 wells to be drilled by year end
2013
When wells have been drilled under the development agreement and produced for one year, EXCO has the right to offer to purchase KKR’s 75% working interest at fair market value
Borrowing Base collateral package limited to 25% interest in the PUD locations (represents EXCO’s interest in the undeveloped locations)
Structure provides EXCO with immediate capital for undeveloped land, development capital and a stream of future producing buyout opportunities
KKR has notable experience in the Eagle Ford Shale
Early investors in Hilcorp’s Eagle Ford assets (sold to Marathon)
Ongoing development partnership with Comstock Resources
Through its affiliate, RPM Energy, KKR has technical capabilities providing engineering and geology expertise

September Investor Presentation
Eagle Ford KKR Development Structure
Key points
–
KKR drilling return is capped at 1.2x invested drilling capital
–
Cash flow in 1
st
year gets credited at buyout (KKR generates vast
majority of their return from 1
st
year production)
–
PV-10 is calculated but EXCO is not buying at PV-10; we are paying
1.2x (EXCO expects to pay less than PV-10) invested drilling capital and sharing excess profits beyond that amount
–
Producing properties expected to generate expanded borrowing base capacity.  EXCO’s additional required Eagle Ford buyout capital should be manageable.  Amounts to be financed outside of secured borrowing base are estimated at ~$280 million over four years or
~$70 million per year

$3.1 MM Operating CF
Buyout point: $4.2 MM PV-10
Production (Mboe/d)
10
9
8
7
6
5
4
3
2
1
-
10/31/2013
10/31/2014
10/31/2015
10/31/2016
10/31/2017
10/31/2018
10/31/2019
10/31/2020
10/31/2021
10/31/2022
10/31/2023
10/31/2024
10/31/2025
10/31/2026
10/31/2027
10/31/2028
10/31/2029
10/31/2030
10/31/2031
10/31/2032
10/31/2033
10/31/2034
10/31/2035
KKR - 75%, XCO - 25%
XCO - 100%

Partnership Economics ($ in millions)

	Gross	KKR	XCO
D&C CAPEX (66.7% WI)	$ 4.8	$ 3.6	$ 1.2
Hurdle (1.2x MOIC)	1.2x	1.2x	1.2x
"Drilling Capital Return Amount"	$ 5.8	$ 4.3	$ 1.4
Less: "Net Proceeds" from 1st yr.	3.1	2.3	0.8
Remaining "DCRA"	$ 2.7	$ 2.0	$ 0.7
"PV-10 Value" at buyout after 1 yr.	$ 4.2	$ 3.2	$ 1.1
Less: Remaining "DCRA"	2.7	2.0	0.7
Excess Profit	$ 1.5	$ 1.1	$ 0.4
Multiplier to split profit	50%	67%	200%
Share of excess	$ 0.7	$ 0.7	$ 0.7
Purchase Price for KKR Interest		PV-10 of purchase	Retained value for XCO
KKR's Remaining "DCRA"	$ 2.0		
KKR's Share of Excess	0.7		
Purchase price	$ 2.7	$ 3.2	$ 0.5

September Investor Presentation
Note: CNOOC has a 1/3 working interest that is not included in the table above
Quoted items are defined legal terms found in the KKR Participation Agreement filed with the SEC
Amounts in table may not foot due to rounding
Single Well Net Production Example (Mboe/d)

$360
$1,080
$720

584
45%
712
55%

196
45%
236
55%

September Investor Presentation
Total Program Illustrative Example – 300 wells over 4 years
Capital to Drill
300 Eagle Ford Wells @ $7.2 million per well
$2.2 Billion total drilling
costs over 4 years of which
EXCO’s share is <20%
WI
Owner
WI
Share
Total
Capital
CNOOC 33.33% $720
KKR 50% 1,080
EXCO 16.67% 360
$2,160
KKR Perspective – Drilling
Fund Returns
KKR Invested Capital $1,080
Return multiple 1.2X
$1,296
EXCO Invested Capital $360
Return multiple 1.2X
$432
EXCO’s total Year 1 cash flows of $236
compares to its 16.67% share of capital
to drill ($360 million). EXCO’s share of
drilling capital will be a component of
the annual capital budget
EXCO Perspective – Drilling
Fund Returns
EXCO will pay to KKR: $584 million for PDP
properties plus $211 million for the estimated
land return for a total of $795 million. 65% of
which can be funded through secured borrowings
leaving a $278 million shortfall to fund via cash
flow, additional debt or equity over a 4 year
period (~$70 million/year)
Drilling Capital Plan for Eagle Ford KKR Return Contributions
EXCO Return Contributions
CNOOC KKR EXCO
Year 1 CF DCRA Year 1 CF DCRA

September Investor Presentation
2013 2014 2015 2016 2017 2018 2019+
GAS 3.75 $             4.00 $             4.15 $             4.25 $             4.50 $             4.75 $             5.00 $
OIL 100.00 $        90.00 $          90.00 $          85.00 $          82.50 $          80.00 $          80.00 $
Total Program Illustrative Example
($ in millions)
KKR XCO KKR XCO KKR XCO
Drilling & completion capital invested 1,080 $    360 $     Undrilled locations 300        300        Undrilled locations 300          300
Drilling multiple 1.2x 1.2x AFE (8/8ths) 7.2 $     7.2 $     Remaining value at buyout PV-10 (50% NRI) 3.0 $        1.0 $
Capital return 1,296 $    432 $     WI% 66.7% 66.7% Fair market value at buyout PV-10 (50% NRI) 900 $       300 $
Less: First year cash flow 712 $       236 $     Share of capital 75.0% 25.0%
Remaining required drilling return 584 $       196 $     Total drilling program capital 1,080 $  360 $     Remaining value at buyout PV-0 (50% NRI) 5.5 $        1.8 $
Fair market value at buyout PV-0 (50% NRI) 1,650 $    525 $
Fair Market Value at Buyout 900 $       300 $
Drilling Capital Return Amount 584 $         196 $
2/3 of difference btwn FMV and DCRA 211 $         208 $
Allocation of Fair Market Value 795 $       404 $
KKR XCO KKR XCO KKR XCO
Land investment 131 $       131 $     First year cash flow 712 $     236 $     Investment 1,211 $    1,286 $
Drilling investment 1,080       360        Remaining required drilling return 584        -
Buyout drilling -          584        Land return 211        -        Return (PV-10 based) 1,507 $    1,436 $
Buyout land -          211        Fair market value at buyout PV-10 -        1,200     Multiple on invested capital 1.24x 1.12x
Total invested capital 1,211 $    1,286 $  Total return 1,507 $  1,436 $
Return (PV-0 based) 1,507 $    2,411 $
Multiple on invested capital 1.24x 1.88x
Project Cash Flow Drilling & Completion Capital Fair Maket Value At Buyout
Multiple on Invested Capital Invested Capital Return on Capital Invested
Note: Assumptions above based on internal EXCO acquisition economics and the following forward NYMEX price deck. Forecasted cash flow based on EXCO’s internal type curve estimate of 445 Mboe.  Actual results could vary materially.

September Investor Presentation
Liquidity Review
EXCO/ HGI
Partnership TGGT
($ in thousands) 6/30/2013 7/31/2013 6/30/2013 6/30/2013
Cash and restricted cash 118,600 $                  85,660 $                    17,223 $                14,926 $
Amount drawn on bank credit facility 474,234 $                  735,000 $                  369,000 $              450,000 $
Asset sale tranche -                              269,096                     -                           -
Term loan -                              300,000                     -                           -
2018 Senior Notes 750,000                     750,000                     -                           -
Total debt 1,224,234 $             2,054,096 $             369,000 $              450,000 $
Bank borrowing base 900,000 $                  1,469,096 $             470,000 $              600,000 $
Amount drawn on bank credit facility 474,234                     1,304,096                 369,000                 450,000
Available for borrowing 425,766 $                  165,000 $                  101,000 $              150,000 $
Plus: Cash and restricted cash 118,600                     85,660                        17,223                    14,926
Less: Letters of credit 6,888                          6,888                          525                          -
Liquidity 537,478 $                  243,772 $                  117,698 $              164,926 $
EXCO Resources
Chesapeake asset transaction financed with new $1.6 billion credit facility made up of the following:
– $900 million senior secured line of credit
– $400 million asset sale requirement tranche (reduced to ~$269 million with KKR land purchase)
– $300 million 1
st
lien term loan

September Investor Presentation
Conclusions
Scheduled quarterly acquisitions of producing properties
Producing properties that can be readily financed through a
secured borrowing base
Acquisitions help offset declining reserve base
Lowers overall risk of business and increases predictability of cash flows

September Investor Presentation
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:
• our future financial and operating performance and results;
• our business strategy;
• market prices for oil, natural gas and natural gas liquids;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. The statements that contain these words should be read carefully because they discuss future expectations, contain projections of results of operations or our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by applicable securities law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in the prices of oil, natural gas  and natural gas liquids;
• the availability of foreign oil, natural gas and natural gas liquids;
• future capital requirements and availability of financing;
• our ability to meet our current and future debt service obligations;
• disruption of credit and capital markets and the ability of financial institutions to honor their commitments;
• estimates of reserves and economic assumptions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, primarily related to our activities in shale formations including our recent acquisition in the Eagle Ford shale;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• political and economic conditions and events in oil-producing and natural gas-producing countries;
• title to our properties;
• litigation;
• competition;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases, legislation of derivative financial instruments, regulation of hydraulic fracture stimulation and elimination of income tax incentives available to our industry;
• receipt and collectability of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• potential acts of terrorism;
• our ability to manage joint ventures with third parties including the resolution of any material disagreements and our partners’ ability to satisfy obligations under these arrangements;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..
Forward Looking Statements

September Investor Presentation
We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. We caution users of the financial statements not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission, or the SEC, on February 21, 2013, and our Quarterly Reports on
Form 10-Q.
Our revenues, operating results and financial condition substantially depend on prevailing prices for oil and natural gas and the availability of capital from our credit agreement, or the EXCO Resources Credit Agreement. Declines in oil
or natural gas prices may have a material adverse effect on our financial condition, liquidity, results of operations, the amount of oil or natural gas that we can produce economically and the ability to fund our operations. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose not only "proved" reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also "probable"
reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as "possible" reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves).  In addition unless otherwise noted, certain proved reserve numbers and other reserve numbers provided herein are not SEC “case” numbers using flat commodity prices, but a management case price deck using escalating prices for a period of time. As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2012, which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.
Forward Looking Statements (Continued)